EMPLOYMENT AGREEMENT
                                                               January, 1st 2000

EMPLOYMENT AGREEMENT

                                                                      Ex 10.1(d)

BETWEEN:

GSI TECHNOLOGIES USA INC., a corporation legally constituted in the State of Delaware and located in Quebec at 385, Place d'Youville, suite 300, Montreal (Quebec), H2Y 2B7, legally represented by its president, J. Michel de Montigny;

                       (the "Employer") OF THE FIRST PART;

AND:

Michel Laplante, executive, resident at 3552 Charron, Mascouche, province of Quebec, CANADA, J7K 3N5;

                      (the "Employee") OF THE SECOND PART.


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WHEREAS the Employer  desires to employ the Employee and the Employee desires to accept such employment upon the terms and conditions set forth;

IN CONSIDERATION of the mutual covenants herein contained, the parties agree as follows:

1. POSITION AND TITLE

The Employee agrees that he will at all times faithfully, industriously, and to the best of his skill, ability, experience and talents, perform all of the duties required in the position of "Vice President Sales and Marketing". It is also understood and agreed to by the Employee that his assignment, duties and responsibilities and reporting arrangements may be changed without causing termination of this agreement, on mutual agreement of Employee and Employer.

2. TERM

The present agreement will be effective for a period of two (2) years, starting on the 1st of January 2000 and terminating on the 31st day of December 2001. This agreement may be renewable on the terms and conditions to be agreed upon by the parties.

3. MONETARY

As full remuneration for all services rendered, the Employer shall pay to the Employee a salary of SEVENTY-TWO THOUSAND EIGHT HUNDRED DOLLARS (US$72 800.00) per annum, payable in regular instalments in accordance with the Employer's usual paying practices.

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                                                            EMPLOYMENT AGREEMENT
                                                               January, 1st 2000

4. BONUSES

In addition to the compensation specified in section 3 the Employee may receive a performance bonus of TWO and HALF PERCENT (2.5%) on total sales generated by the Employee himself. This bonus will be paid every three (3) months.

Moreover, the Employee shall receive a performance bonus of a QUARTER PER CENT (0.25%) on total sales generated by the sale representatives under his responsibility.

5. SHARES AND WARRANTS

The Employee will receive stock options awards, during the course of his contract, under a pending executive compensation plan (to be defined);

6. BENEFITS

The Employee shall participate, on his own, in all benefit plans which the Employer may have or provide in the future, including without limitation medical/hospital and extended health care benefits and life insurance.

7. VACATIONS

The Employee shall be entitled to paid vacations of four (4) weeks, in addition to statutory holidays. Such vacations shall be taken at times as mutually agreed upon by the Employer and the Employee, or may be taken in the form of extra pay at the sole option of the Employee.

8. AUTOMOBILE EXPENSES

The Employer shall provide the Employee with an automobile allowance of EIGHT HUNDRED DOLLARS (CA$ 800.00) per month for rental and other expenses generated by use of the automobile.

9. STATUTORY DEDUCTIONS AND TAXES

Salary and benefit payments made pursuant to this agreement are subject to such deductions such as income tax and any other deductions required by law or statute.

10. REIMBURSEMENT OF EXPENSES GENERALLY

The Employer shall reimburse the Employee for all reasonable expenses actually incurred by him on the Employer's behalf and in the course of his employment upon presentation of substantiating receipts.

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                                                            EMPLOYMENT AGREEMENT
                                                               January, 1st 2000

11. FULL-TIME ATTENTION TO BUSINESS

During the Employee's employment with the Employer, the Employee shall devote himself exclusively to the business of the Employer and shall not be employed or engaged in any capacity in any other business without the prior written approval of the Employer. The Employee is employed on a full-time basis for the Employer. It is understood and agreed to by the Employee that the hours of work involved will within reason vary and be irregular and are those hours required to meet the objectives of the employment.

12. TERMINATION

This agreement may be terminated by the Employee at any time by giving the Employer a two week's notice in writing. The Employer may waive the notice, in whole or in part, but will remain responsible for payment of all salaries, expenses and bonuses due up until the end of the notice period.

Also, this agreement may be terminated by the Employer on the giving of one month's notice. At the conclusion of the notice period or expiry of the term or any renewal thereof, the Employer shall pay the Employee his gross salary as set out in this agreement for a six (6) month's period, payable at the Employee's departure, along with any bonuses or expenses due to the Employee at the date of termination.

13. NOTICE

Any notice or other communication required or permitted to be given under this agreement shall be in writing and may be delivered personally or by prepaid registered mail, addressed in the case of the Employer at 2001 McGill College, suite 1310, Montreal, province of Quebec, H3A 1G1, and in the case of Employee at 3552 Charron, Mascouche, province of Quebec, Canada, J7K 3N5.

Notice given by pre-paid registered mail shall be deemed to have been received by the Recipient on the fourth business day after mailing.

Either party may change the address to which Notice must be delivered upon simple written notice to the other party.

14. CONFIDENTIAL INFORMATION AND TRADE SECRETS "PROPRIETARY INFORMATION"

The employee shall not, either during the term of his Employment or at any time thereafter, disclose to any person, unless required by law, any secrets or confidential information, "Proprietary Information" concerning the business or affairs or financial position of the Employer or any company with which the Employer is or may hereafter be affiliated.

"Proprietary Information" shall not include any information which:

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                                                            EMPLOYMENT AGREEMENT
                                                               January, 1st 2000

     a) The employer or its Representative possess on a non-confidential basis and not in contravention of any applicable law; or

     b)   Is or becomes generally available through no fault of the Employee; or

     c) Is received by the Employee from an independent third party that is lawfully in the possession of same and under no obligation to Employer with respect thereto; or

     d) Is required to be disclosed pursuant to application law or order of a court of competent jurisdiction; or

     e) Any information already known to the Employee prior to entering into the present Employment Agreement;

15. NON-COMPETITION AND NON-SOLLICITATION

For a period of one year from the effective date of termination of the employment hereunder, the employee shall not in any province in Canada where the Employer is carrying on business:

     (a) be directly or indirectly engaged in any company or firm which is a direct competitor of the Employer in the business of the manufacture and sale of broadcasting software and billboard business (the "business");

     (b) intentionally act in any manner that is detrimental to the relations between the Employer and its dealers, customers, employees or others, and

     (c) solicit any of the customers of the Employer or be connected with any person, firm or corporation soliciting any of the customers of the Employer.

16. WAIVER

The waiver by either party of any breach or violation of any provision of this agreement shall not operate or be construed as a waiver of any subsequent breach or violation of it.

17. AMENDMENT OF CONTRACT

This agreement contains the whole of the agreement between the Employer and the Employee and there are no other warranties, representations, conditions or collateral agreements except as set forth in this agreement.

Any modification to this agreement must be in writing and signed by the parties hereto or it shall have no effect and shall be void.

18. SECTIONS AND HEADINGS

The headings in this agreement are inserted for convenience of reference only and shall not affect interpretation.

19. SEVERABILITY

If any provision of this agreement is determined to be invalid or unenforceable in whole or in part such invalidity or unenforceability shall attached only to such provision or part thereof and

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                                                            EMPLOYMENT AGREEMENT
                                                               January, 1st 2000

the remaining part of such provision and all other provisions hereof shall continue in full force and effect.


20. PRIORITY

The present agreement shall constitute the total and integral understanding intervened between parties, excluding any other document, contract and previous verbal promise or concomitance that may have taken place in the framework of the transactions having proceeded the final performance of this agreement, that the parties declare inadmissible as an element susceptible to modify or hinder, in any way, one of the other provisions of the present agreement;

21. CHOICE OF LAW

The parties agree that this agreement be governed and interpreted according to the laws in force in the Province of Quebec, Canada.

The Employee acknowledges that he has read and understands this agreement, and acknowledges that he has had the opportunity to obtain independent legal advice with respect to it.

BOTH PARTIES HAVE REVIEWED AND AGREED ON ALL THE ABOVE ISSUES;



SIGNED IN MONTREAL, THIS 1st  DAY OF JANUARY, 2000.




Employee                                Employer



--------------------------------        ------------------------------------
Michel Laplante                         J. Michel de Montigny, President
                                        GSI TECHNOLOGIES USA INC.


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